Exhibit 10.1

CARLISLE COMPANIES INCORPORATED
RESTRICTED SHARE AGREEMENT

This Agreement (the “Agreement”) is made as of                     (the “Date of Grant”) by and between Carlisle Companies Incorporated (the “Company”) and                     (the “Grantee”).

1.                                      Grant of Restricted Shares.  Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Company’s Executive Incentive Program (the “Program”), the Company hereby grants to the Grantee as of the Date of Grant               Common Shares as Restricted Shares (the “Restricted Shares”).  The Restricted Shares shall be fully paid and nonassessable and shall be registered in the Grantee’s name, endorsed with an appropriate legend referring to the restrictions hereinafter set forth.

2.                                      Restrictions on Transfer of Restricted Shares.  The Restricted Shares may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of by the Grantee, except to the Company, until the Restricted Shares have become nonforfeitable as provided in Section 3 hereof; provided, however, that the Grantee’s rights with respect to such Common Shares may be transferred by will or pursuant to the laws of descent and distribution.  Any purported transfer or encumbrance in violation of the provisions of this Section 2 shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such Common Shares.

3.                                      Vesting of Restricted Shares.  The Restricted Shares shall become nonforfeitable on                      if the Grantee shall have remained in the continuous employ of the Company and its Subsidiaries until such date.  Subject to the terms of the Program and notwithstanding the preceding sentence, all of the Restricted Shares shall immediately become nonforfeitable if, prior to the date the Restricted Shares become fully nonforfeitable pursuant to the preceding sentence, and while the Grantee is in the employ of the Company and its Subsidiaries, (a) the Grantee dies, (b) the Grantee’s Disability occurs, (c) the Grantee’s Retirement occurs, or (d) a Change in Control occurs.

4.                                      Forfeiture of Shares.  The Restricted Shares shall be forfeited if the Grantee ceases to be continuously employed by the Company and its Subsidiaries prior to the date the Restricted Shares become fully nonforfeitable pursuant to Section 3; provided, however, that if the Grantee’s employment is terminated by the Company for other than Cause, vesting shall continue in accordance with Section 3.  In the event of a forfeiture, the certificate(s) representing the Restricted Shares covered by this Agreement shall be canceled.

5.                                      Dividend, Voting and Other Rights.  Except as otherwise provided herein, from and after the Date of Grant, the Grantee shall have all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote the Restricted Shares and receive any dividends that may be paid thereon; provided, however, that any additional Common Shares or other securities that the Grantee may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company shall be subject to the same restrictions as the Restricted Shares covered by this Agreement.  The Grantee acknowledges that the Restricted Shares are being acquired for investment and that the Grantee has no current intention to transfer, sell or otherwise dispose of such shares, except as permitted by the Program and in compliance with Applicable Laws.

6.                                      Irrevocable Appointment.  The Restricted Shares shall be held in “book entry” form.  The Grantee hereby irrevocably appoints any officer of the Company as his or her attorney-in-fact to transfer the Restricted Shares to the Company in the event of the forfeiture of such shares.

7.                                      Deferral of Distribution of Restricted Shares.  The Grantee may elect to defer distribution of all (or any portion) of the Restricted Shares.  To be effective, the Grantee must complete a deferral election under the Carlisle Companies Incorporated Nonqualified Deferred Compensation Plan (the “Deferral Plan”) within thirty (30) days of the date of this Agreement and otherwise in accordance with procedures established by the administrator of the Deferral Plan.  The Grantee may not elect to defer any dividend payment in respect of the Restricted Shares.

8.                                      No Employment Contract.  Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment by the Company and its Subsidiaries, nor limit or affect in any manner the right of the Company and its Subsidiaries to terminate the employment or adjust the compensation of the Grantee.

9.                                      Non-Competition.  (a) In consideration of the benefits described in this Agreement, the Grantee will not (i) for a period of one year following the Grantee’s separation from the Company and its Subsidiaries, as a proprietor, partner, shareholder, director, officer, employee, investor or in any other capacity own, engage in, conduct, manage, operate, control, or participate in, be employed by, render services to or otherwise be associated with any business (irrespective of the form in which such business is conducted) which is competitive with the Covered Business, provided, however, the foregoing shall not prevent the Grantee from owning not more than two percent (2%) of the issued and outstanding shares of a class of securities the securities of which are traded on a national security exchange or in the over-the-counter market, (ii) solicit or employ any personnel employed by the Covered Business, the Company or its Subsidiaries to become employed or otherwise affiliated with any entity of which the Grantee is employed or otherwise affiliated or (iii) divulge to anyone any confidential or non-public information (financial and otherwise) relating to the Covered Business, the Company or any of its Subsidiaries unless required by law.  (The restrictions contained in subclauses (i) — (iii) are sometimes referred to herein as the “Covenants.”)  For purposes of this Agreement, the term Covered Business means                                       .

(b) The Grantee further agree that any violation of the Covenants will cause serious and irreparable damage to the Covered Business, the Company and/or its Subsidiaries and the Grantee agrees that in the event of a violation of the Covenants, the Covered Business, the Company or its Subsidiaries may seek, in addition to any other rights or remedies, an injunction or restraining order prohibiting such violation.  The Covenants are intended to limit disclosure and competition to the maximum extent permitted by law.  If it is finally determined that the scope or duration of any Covenant is too excessive to be legally enforceable, then the Grantee agrees that the scope or duration of the limitation shall be the maximum scope or duration which is legally enforceable.

10.                               Taxes and Withholding.  To the extent that the Company shall be required to withhold any federal, state, local or other taxes in connection with the issuance or vesting of the Restricted Shares, and the amounts available to the Company for such withholding are insufficient, the Grantee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof.

11.                               Amendments.  Subject to the terms of the Program, the Board may modify this Agreement upon written notice to the Grantee.  Any amendment to the Program shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto.  Any waiver of any term or condition or breach of this Agreement shall not be a waiver of any other term or condition or of the same term or condition.

12.                               Severability.  In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

13.                               Relation to Program; Cause.  This Agreement is subject to the terms and conditions of the Program.  This Agreement and the Program contain the entire agreement and understanding of the parties with respect to the subject matter contained in this Agreement, and supersede all prior communications, representations and negotiations in respect thereto.  In the event of any inconsistency between the provisions of this Agreement and the Program, the Program shall govern.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Program.  The term “Cause” means: (i) Grantee’s falsification of the accounts of the Company, embezzlement or other misappropriation of funds of the Company or other material dishonesty with respect to the Company, (ii) Grantee’s neglect or refusal to perform Grantee’s responsibilities; provided such neglect or refusal have continued for a period of 30 days following notice thereof, or (iii) Grantee’s gross or willful misconduct with respect to the Company.  The Committee acting pursuant to the Program, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with the grant of Restricted Shares.

14.                               Successors and Assigns.  Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Grantee, and the successors and assigns of the Company.

15.                               Governing Law.  This Agreement will be governed by the laws of the State of North Carolina and any proceeding arising out of or relating to this Agreement will be in the United States District Court for the Western District of North Carolina or the Mecklenburg Superior Court, and you agree to be subject to the personal jurisdiction of these courts.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and the Grantee has also executed this Agreement in duplicate, as of the day and year first above written.

CARLISLE COMPANIES INCORPORATED

By:
Name:
Title:

The undersigned hereby acknowledges receipt of an executed original of this Agreement and accepts the award of Restricted Shares granted thereunder on the terms and conditions set forth herein and in the Program.

Name:
Date: